SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           reported): January 13, 1998


                                 L.A. GEAR, INC.
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


                                     0-10157
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                            (Commission File Number)


                                  95-3375118
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                      (I.R.S. Employer Identification No.)


 2850 Ocean Park Boulevard, Santa Monica, California                90405
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      (Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:

                                 (310) 452-4327
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Item 5.  Other Events.

     On January 13, 1998, as part of its ongoing efforts to restructure its business, Registrant announced it had reached agreement with an unofficial committee of bondholders holding Registrant's 7 3/4 % Convertible Subordinated Debentures due 2002 concerning the terms of a comprehensive financial restructuring of Registrant's debt and equity interests. Registrant also announced it filed a voluntary petition for relief under the reorganization provisions of the United States Bankruptcy Code to implement the restructuring. On January 21, Registrant announced it had filed a plan of reorganization and disclosure statement with the U.S. Bankruptcy Court, Central District of California. Under the reorganization plan, all of the currently issued and outstanding shares of common stock of Registrant will be eliminated without consideration.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibit No.                Description of Exhibit
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             99                Press release dated January 13, 1998.

            100                Press Release dated January 21, 1998.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     L.A. GEAR, INC.


Date:  February 10, 1998.            By: /s/ David Gatto
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                                         David Gatto
                                         Chairman of the Board and Chief
                                         Executive Officer

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                                  EXHIBIT INDEX


         Exhibit No.                Description of Exhibit
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              99                    Press release dated January 13, 1998.

             100                    Press release dated January 21, 1998.